UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2015

Cybergy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52664	98-0371433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10333 E. Dry Creek Rd, Suite 200 Englewood, CO	80112
(Address of principal executive offices)	(Zip Code)

(303) 586-3232
(Registrant’s telephone number, including area code)

Mount Knowledge Holdings, Inc.
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 2, 2015, the Registrant amended its Articles of Incorporation to change its name from "Mount Knowledge Holdings, Inc." to "Cybergy Holdings, Inc." (the "Name Change") to better reflect the Registrant's new business direction. The amendment to the Registrant's Articles of Incorporation took effect on January 2, 2015. The registrant filed a corporate action notification form with the Financial Industry Regulatory Authority ("FINRA").

A copy of the amendment is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

3.1	Certificate of Amendment

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERGY HOLDINGS, INC.

Date: January 8, 2015	By:	/s/ Dan Hollenbach
Dan Hollenbach
Chief Financial Officer